UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 17, 2023
Date of Report (date of earliest event reported)

Ekso Bionics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-37854		99-0367049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

101 Glacier Point, Suite A	San Rafael	California	94901
(Address of Principal Executive Offices)			(Zip Code)
(510) 984-1761
Registrant's telephone number, including area code

Not Applicable
________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EKSO	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry Into A Material Definitive Agreement.

On August 17, 2023, Ekso Bionics Holdings, Inc. (the “Company”), Ekso Bionics, Inc., the Company’s wholly owned subsidiary (“Ekso Bionics” and, together with the Company, the “Borrower”) and Pacific Western Bank (the “Lender”), entered into the Fifth Amendment to Loan and Security Agreement (the “Amendment”). Unless otherwise indicated, the terms used below have the meanings ascribed in the Amendment.

The Amendment amends that certain Loan and Security Agreement dated as of August 13, 2020, by and between the Borrower and the Lender to, among other things, (i) have daily borrowings under the Term Loan bear interest at a variable annual rate equal to the greater of (A) the Lender’s “prime rate” then in effect and (B) 4.50%, (ii) cause the Borrower to maintain all of its depository, operating, and investment accounts with Lender and (iii) extend the Term Loan Maturity Date to August 13, 2026.

This description of the Amendment is only a summary thereof and is qualified in its entirety by reference to the copy of the Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Fifth Amendment to Loan and Security Agreement, dated as of August 17, 2023 by and among Ekso Bionics Holdings, Inc. and Pacific Western Bank
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.

By:    /s/ Jerome Wong
Name:    Jerome Wong
Title:    Chief Financial Officer

Dated: August 18, 2023